UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2026

HORIZON SPACE ACQUISITION I CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41578	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1412 Broadway, 21st Floor, Suite 21V New York, NY 10018
(Address of principal executive offices)

(646) 257-5537

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Ordinary Share, $0.0001 par value, one redeemable Warrant to acquire one Ordinary Share, and one Right to acquire one-tenth of one Ordinary Share	HSPUF	OTC Market Group, Inc.
Ordinary Shares, par value $0.0001 per share	HSPOF	OTC Market Group, Inc.
Redeemable Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	HSPWF	OTC Market Group, Inc.
Rights, each whole right to acquire one-tenth of one Ordinary Share	HSPRF	OTC Market Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Supplement to the Definitive Proxy Statement

On April 2, 2026, Horizon Space Acquisition I Corp. (the “Company”) filed a definitive proxy statement (the “Definitive Proxy Statement”) for the solicitation of proxies in connection with an extraordinary general meeting of the Company’s shareholders to be held on April 20, 2026 (the “Extraordinary Meeting”) to consider and vote on, among other proposals, a proposal to amend its amended and restated memorandum and articles of association to provide the Company has until June 12, 2027 to complete a business combination (the “MAA Amendment,” and such proposal, the “MAA Amendment Proposal”) and conditional on the approval of the MAA Amendment Proposal, a proposal to amend the Investment Management Trust Agreement, dated December 21, 2022 (as the same may be amended, restated or supplemented, the “Trust Agreement”) between the Company and Continental Stock Transfer & Trust Company, to reflect the MAA Amendment (such proposal, the “Trust Amendment Proposal”). In connection with the MAA Amendment Proposal, each public shareholder may elect to redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares (a “Redemption Election”).

In the Definitive Proxy Statement, the Company stated that, based on the amount in the Trust Account as of March 26, 2026 (the “Record Date”), the estimated redemption amount would be approximately $11.66 per public share. That estimate was miscalculated, and the corrected estimated redemption amount, based on the amount in the Trust Account as of the Record Date, is approximately $12.725 per public share. Accordingly, the Company has determined to amend and supplement the Definitive Proxy Statement as described in this Current Report on Form 8-K (the “Proxy Supplement”).

There is no change to the location, the record date, or any of the other proposals to be acted upon at the Extraordinary Meeting.

AMENDMENT AND SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on April 2, 2026, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

As provided in the Definitive Proxy Statement, the Company is seeking shareholder approval of, among other things, the MAA Amendment Proposal and the Trust Amendment Proposal. The purpose of the supplemental disclosures is to correct an arithmetic miscalculation in the Definitive Proxy Statement describing the estimated per-share redemption price payable to holders of the Company’s public shares who properly make a Redemption Election in connection with the Company’s upcoming Extraordinary Meeting.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Amendment to the Per Share Redemption Price

Certain disclosure in the definitive proxy statement (including, without limitation, the notice of extraordinary general meeting of shareholders included therein) is hereby amended and restated to read as the follows:

1. Correction to “$11.66” estimated redemption price references

The Definitive Proxy Statement states, in multiple places, that based on the amount in the Trust Account as of the Record Date, the estimated redemption price would be approximately $11.66 per public share.

All references in the Definitive Proxy Statement to an estimated redemption price of “approximately $11.66 per public share” are hereby revised to “approximately $12.725 per public share”, as applicable.

For the avoidance of doubt, this revision applies to each instance where the Definitive Proxy Statement references $11.66 in the context of the estimated redemption price (including, without limitation, the “Questions and Answers” section and “Proposal No. 1 — The MAA Amendment Proposal” section).

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2. Conforming change to open market sale comparison disclosure

The Definitive Proxy Statement states, in multiple places, that the closing price of the public shares on OTCQB on the Record Date was $12.24 and, based on an estimated redemption price of $11.66, the Company disclosed that (if the market price remained the same until the date of the Extraordinary Meeting) exercising redemption rights would result in a public shareholder receiving approximately $0.58 less per share than if the shares were sold in the open market.

That disclosure is hereby revised so that the Definitive Proxy Statement’s statement that exercising redemption rights “would result in a Public Shareholder receiving approximately $0.58 less per share than if the shares were sold in the open market” is replaced with the following:

“Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Extraordinary Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $0.49 more per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date).”

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the date of the Extraordinary General Meeting and the proposed Contribution. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On April 2, 2026, the Company filed the Definitive Proxy Statement with the SEC in connection with its solicitation of proxies for the Extraordinary Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or contact proxy solicitor

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Extraordinary Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Horizon Space Acquisition I Corp.

	By:	/s/ Mingyu (Michael) Li
	Name:	Mingyu (Michael) Li
	Title:	Chief Executive Officer

Date: April 6, 2026

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